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                                                                    EXHIBIT 10.5

                           SENIOR MANAGEMENT AGREEMENT

         THIS SENIOR MANAGEMENT AGREEMENT (this "AGREEMENT") is made as of February 14, 2002, by and among TSI Telecommunication Holdings, LLC, a Delaware limited liability company (the "COMPANY"), TSI Merger Sub, Inc., a Delaware corporation ("EMPLOYER"), and G. Edward Evans ("EXECUTIVE").

         The Company and Executive desire to enter into an agreement pursuant to which Executive will purchase from the Company, and the Company will sell, at least 1,979.35 of the Company's Class B Preferred Units (the "CLASS B PREFERRED") and at least 6,475,887.65 of the Company's Common Units (the "COMMON UNITS"). All Class B Preferred and Common Units acquired by Executive are referred to herein as "EXECUTIVE SECURITIES" (as further defined in SECTION 9 hereof). Certain definitions are set forth in SECTION 9 of this Agreement.

         The execution and delivery of this Agreement by the Company, Employer and Executive is a condition to the purchase of Class B Preferred and Common Units by GTCR Fund VII, L.P., a Delaware limited partnership ("GTCR FUND VII"), GTCR Fund VII/A, L.P., a Delaware limited partnership ("GTCR FUND VII/A"), GTCR Co-Invest, L.P., a Delaware limited partnership ("GTCR CO-INVEST", together with GTCR Fund VII, GTCR Fund VII/A and any other investment fund managed by GTCR Golder Rauner, L.L.C., each an "INVESTOR" and collectively, the "INVESTORS") pursuant to a unit purchase agreement between the Company and the Investors dated as of the date hereof (the "PURCHASE AGREEMENT"). Certain provisions of this Agreement are intended for the benefit of, and will be enforceable by, the Investors.

         Employer desires to employ Executive on the terms and conditions set forth herein, and Executive is willing to accept such employment on such terms and conditions.

         NOW, THEREFORE, in consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties to this Agreement hereby agree as follows:

                   PROVISIONS RELATING TO EXECUTIVE SECURITIES

         1.  PURCHASE AND SALE OF EXECUTIVE SECURITIES.

         (a) Upon execution of this Agreement, Executive will purchase, and the Company will sell, 6,475,887.65 Common Units at a price of $0.0333 per unit and 1,979.35 units of Class B Preferred at a price of $1,000.00 per unit. The Company will deliver to Executive copies of the certificates representing such Executive Securities, and Executive will deliver to the Company a cashier's or certified check or wire transfer of immediately available funds in an aggregate amount of $2,195,000.00 as payment for such Class B Preferred and Common Units.

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         (b) Upon the purchase from time to time by the Investors of Securities
(as defined in the Purchase Agreement) of the Company pursuant to SECTION 1B(ii) of the Purchase Agreement, Executive will purchase, and the Company will sell,
(i) units of Class B Preferred, (ii) Common Units or (iii) any combination of such Securities at the same prices and in the same proportions as the Investors purchase (each such purchase, a "SUBSEQUENT CLOSING"). The amount to be invested by Executive at any Subsequent Closing shall equal (i) the result of the amount being invested by the Investors in connection with such Subsequent Closing DIVIDED BY $244,687,059 MULTIPLIED BY (ii) $2,196,078.43. The Company will deliver to Executive copies of the certificates representing such Executive Securities, and Executive will deliver to the Company a cashier's or certified check or wire transfer of funds in an the aggregate amount equal to the price per unit of such Class B Preferred or Common Unit MULTIPLIED BY the number of such units so purchased by Executive.

         (c) 5,855,855.86 of the Common Units acquired pursuant to SECTION 1(a) hereof are referred to herein as the "CARRIED COMMON." The remaining Common Units that are acquired pursuant to SECTIONS 1(a) and 1(b) above are referred to herein as the "CO-INVEST COMMON." All Class B Preferred and the Co-Invest Common acquired by Executive hereunder are referred to herein as the "CO-INVEST UNITS."

         (d) Within 30 days after the purchase of any Carried Common hereunder, Executive will make an effective election with the Internal Revenue Service under Section 83(b) of the Internal Revenue Code and the regulations promulgated thereunder in the form of EXHIBIT A attached hereto.

         (e) Until the occurrence of a Sale of the Company, any certificates evidencing Executive Securities shall be held by the Company (i) for the benefit of GTCR Fund VII until all amounts due under the Executive Note have been paid in full and (ii) thereafter, for the benefit of Executive and the other holder(s) of Executive Securities. Upon the occurrence of a Sale of the Company, the Company will return any such certificates for the Executive Securities to the record holders thereof. Upon the occurrence of a Public Offering, the Company will return to the record holders thereof any certificates representing the Co-Invest Units and the Carried Common that are Vested Units.

         (f) In connection with the purchase and sale of the Executive Securities, Executive represents and warrants to the Company that:

             (i) The Executive Securities to be acquired by Executive pursuant to this Agreement will be acquired for Executive's own account and not with a view to, or intention of, distribution thereof in violation of the Securities Act, or any applicable state securities laws, and the Executive Securities will not be disposed of in contravention of the Securities Act or any applicable state securities laws.

             (ii) Executive is an executive officer of the Company, is sophisticated in financial matters and is able to evaluate the risks and benefits of the investment in the Executive Securities.

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             (iii) Executive is able to bear the economic risk of his investment in the Executive Securities for an indefinite period of time because the Executive Securities have not been registered under the Securities Act and, therefore, cannot be sold unless subsequently registered under the Securities Act or an exemption from such registration is available.

             (iv) Executive has had an opportunity to ask questions and receive answers concerning the terms and conditions of the offering of Executive Securities and has had full access to such other information concerning the Company as he has requested.

             (v) This Agreement constitutes the legal, valid and binding obligation of Executive, enforceable in accordance with its terms, and the execution, delivery and performance of this Agreement by Executive does not and will not conflict with, violate or cause a breach of any agreement, contract or instrument to which Executive is a party or any judgment, order or decree to which Executive is subject.

             (vi)  Executive is a resident of the State of Florida.

         (g) As an inducement to the Company to issue the Executive Securities to Executive, and as a condition thereto, Executive acknowledges and agrees that neither the issuance of the Executive Securities to Executive nor any provision contained herein shall entitle Executive to remain in the employment of the Company, Employer or their respective Subsidiaries or affect the right of the Company, Employer or their respective Subsidiaries to terminate Executive's employment at any time for any reason.

         (h) Concurrently with the execution of this Agreement, Executive shall execute in blank ten security transfer powers in the form of EXHIBIT B attached hereto (the "SECURITY POWERS") with respect to the Executive Securities and shall deliver such Security Powers to the Company. The Security Powers shall authorize the Company to assign, transfer and deliver the Executive Securities to GTCR Fund VII in accordance with the terms of the Pledge Agreement, or the appropriate acquiror thereof pursuant to SECTION 3 below and SECTION 6 of the Securityholders Agreement and under no other circumstances.

         (i) Executive is neither a party to, nor bound by, any other employment agreement, consulting agreement, noncompete agreement, non-solicitation agreement or confidentiality agreement.

         2.  VESTING OF EXECUTIVE SECURITIES.

         (a) The Carried Common shall be subject to vesting in the manner specified in this SECTION 2. The Co-Invest Units acquired by Executive shall be vested upon the purchase thereof. Except as otherwise provided in SECTION 2(b) and (c) below, 5% of the Carried Common will become vested on each Quarter Date such that on February 14, 2007 the Carried Common will be 100% vested, in each case, however, if and only if as of each such Quarter Date Executive has been

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continuously employed by the Company, Employer or any of their respective
Subsidiaries from the date of this Agreement through and including such Quarter Date.

         (b) Upon the occurrence of a Public Offering, the lesser of (i) 50% of all Carried Common that has not yet become vested at the time of such event and
(ii) 20% of the total Carried Common, shall become vested at the time of such event, if as of the date of such event Executive is still employed by the Company, Employer or any of their respective Subsidiaries.

         (c) Upon the occurrence of a Sale of the Company, all Carried Common that has not yet become vested shall become vested at the time of such event, if as of the date of such event Executive is still employed by the Company, Employer or any of their respective Subsidiaries. Carried Common that have become vested are referred to herein as "VESTED UNITS." All Carried Common that has not vested are referred to herein as "UNVESTED UNITS."

         3.  REPURCHASE OPTION.

         (a) In the event Executive ceases to be employed by the Company, Employer or their respective Subsidiaries for any reason (the "SEPARATION"), the Executive Securities (whether held by Executive or one or more of Executive's transferees, other than the Company and the Investors) will be subject to repurchase, in each case by the Company and the Investors pursuant to the terms and conditions set forth in this SECTION 3 (the "REPURCHASE OPTION"). The Company may assign its repurchase rights set forth in this SECTION 3 to any Person; PROVIDED that the Company may not assign to any Person its right to pay any portion of the Repurchase Price for Executive Securities repurchased hereunder in the form of Class A Preferred, as set forth in SECTION 3(e).

         (b) In the event of a Separation, (i) the purchase price for each Unvested Unit of Carried Common will be Executive's Original Cost for such unit;
(ii) the purchase price for each Vested Unit and each unit of Co-Invest Common will be the Fair Market Value for such unit as of the date of the Separation; and (iii) the purchase price for each unit of Class B Preferred will be the Unreturned Capital with respect to such unit plus all Class B Unpaid Yield thereon (as such terms are defined in the Limited liability Company Agreement of the Company).

         (c) The Board may elect to purchase all or any portion of the Unvested Units, the Vested Units or the Co-Invest Units or by delivering written notice (the "REPURCHASE NOTICE") to the holder or holders of the Executive Securities within six months after the Separation. The Repurchase Notice will set forth the number of Unvested Units, Vested Unit and Co-Invest Units to be acquired from each holder, the aggregate consideration to be paid for such units and the time and place for the closing of the transaction. The number of Executive Securities to be repurchased by the Company shall first be satisfied to the extent possible from the Executive Securities held by Executive at the time of delivery of the Repurchase Notice. If the number of Executive Securities then held by Executive is less than the total number of Executive Securities that the Company has elected to purchase, the Company shall purchase the remaining Executive Securities elected to be purchased from the other holder(s) of Executive Securities under this Agreement, pro rata according to the number of Executive Securities held by such other holder(s) at the time of delivery of such Repurchase Notice (determined as nearly as practicable to the nearest unit). The number of

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Unvested Units, Vested Units and Co-Invest Units to be repurchased hereunder will be allocated among Executive and the other holders of Executive Securities (if any) pro rata according to the number of Executive Securities to be purchased from such Person.

         (d) If for any reason the Company does not elect to purchase all of the Executive Securities pursuant to the Repurchase Option, the Investors shall be entitled to exercise the Repurchase Option for all or any portion of the Executive Securities the Company has not elected to purchase (the "AVAILABLE SECURITIES"). As soon as practicable after the Company has determined that there will be Available Securities, but in any event within five months after the Separation, the Company shall give written notice (the "OPTION NOTICE") to the Investors setting forth the number of Available Securities and the purchase price for the Available Securities. The Investors may elect to purchase any or all of the Available Securities by giving written notice to the Company within one month after the Option Notice has been given by the Company. If the Investors elect to purchase an aggregate number greater than the number of Available Securities, the Available Securities shall be allocated among the Investors based upon the number of Common Units owned by each Investor. As soon as practicable, and in any event within ten days, after the expiration of the one-month period set forth above, the Company shall notify each holder of Executive Securities as to the number of units being purchased from such holder by the Investors (the "SUPPLEMENTAL REPURCHASE NOTICE"). At the time the Company delivers the Supplemental Repurchase Notice to the holder(s) of Executive Securities, the Company shall also deliver written notice to each Investor setting forth the number of units such Investor is entitled to purchase, the aggregate purchase price and the time and place of the closing of the transaction. The number of Unvested Units, Vested Units and Co-Invest Units to be repurchased hereunder shall be allocated among the Company and the Investors pro rata according to the number of Executive Securities to be purchased by each of them.

         (e) The closing of the purchase of the Executive Securities pursuant to the Repurchase Option shall take place on the date designated by the Company in the Repurchase Notice or Supplemental Repurchase Notice, which date shall not be more than one month nor less than five days after the delivery of the later of either such notice to be delivered. The Company will pay for the Executive Securities to be purchased by it pursuant to the Repurchase Option by first offsetting amounts outstanding under any bona fide debts owed by Executive to the Company and will pay the remainder of the purchase price by, at its option,
(A) a check or wire transfer of funds, (B) issuing in exchange for such securities a number of the Company's Class A Preferred (having the rights and preferences set forth in the LLC Agreement) equal to (x) the aggregate portion of the repurchase price for such Executive Securities determined in accordance with this SECTION 3 paid by the issuance of Class A Preferred DIVIDED BY (y) 1,000, and for purposes of the LLC Agreement each such Class A Preferred unit shall as of its issuance be deemed to have Capital Contributions made with respect to such Class A Preferred unit equal to $1,000; PROVIDED that no more than 50% of the purchase price shall be paid by issuing the Company's Class A Preferred to Executive, or (C) any combination of (A) and (B) as the Board may elect in its discretion. Each Investor will pay for the Executive Securities purchased by it by a check or wire transfer of funds. The Company and the Investors will be entitled to receive customary representations and warranties from the sellers regarding such sale and to require that all sellers' signatures be guaranteed.

         By way of example only for the purpose of clarifying the mechanics of SECTION

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3(e)(B), if the Company intends to repurchase Executive Securities consisting of
1,000 units of Class B Preferred and 5,000 Common Units by issuance of Class A Preferred and the aggregate repurchase price determined in accordance with this
SECTION 3 is $1,000,166.50, then the Company would (i) pay Executive $500,083.25 by check or wire transfer of funds and (ii) issue to Executive 500.08325 units of Class A Preferred and for purposes of the LLC Agreement each whole unit of Class A Preferred issued to Executive would as of its issuance be deemed to have Capital Contributions made for such Class A Preferred of $1,000 and the Capital Contributions made for the fractional unit of Class A Preferred would be $83.25.

         (f) Notwithstanding anything to the contrary contained in this Agreement, all repurchases of Executive Securities by the Company pursuant to the Repurchase Option shall be subject to applicable restrictions contained in the Delaware Limited Liability Company Act, the Delaware General Corporation Law or such other governing corporate law, and in the Company's and its Subsidiaries' debt and equity financing agreements. If any such restrictions prohibit (i) the repurchase of Executive Securities hereunder that the Company is otherwise entitled to make or (ii) dividends or other transfers of funds from one or more Subsidiaries to the Company to enable such repurchases, then (x) the Company may make such repurchases as soon as it is permitted to make repurchases or receive funds from Subsidiaries under such restrictions and (y) commencing on the date of the Repurchase Notice through the closing of the purchase of the Executive Securities interest shall accrue on such purchase price on a daily basis, at the rate of 10% per annum, compounded on the last day of each calendar quarter.

         (g) Notwithstanding anything to the contrary contained in this Agreement, if the Fair Market Value of Executive Securities is finally determined to be an amount at least 10% greater than the per unit repurchase price for such unit of Executive Securities in the Repurchase Notice or in the Supplemental Repurchase Notice, each of the Company and the Investors shall have the right to revoke its exercise of the Repurchase Option for all or any portion of the Executive Securities elected to be repurchased by it by delivering notice of such revocation in writing to the holders of Executive Securities during the thirty-day period beginning on the date that the Company and/or the Investors are given written notice that the Fair Market Value of a unit of Executive Securities was finally determined to be an amount at least 10% greater than the per unit repurchase price for Executive Securities set forth in the Repurchase Notice or in the Supplemental Repurchase Notice.

         (h) Notwithstanding anything to the contrary contained in this Agreement, in the event Executive fails to purchase any of the Executive Securities that Executive is required to purchase pursuant to SECTION 1(b) above (a "REPURCHASE TRIGGERING EVENT"), the Co-Invest Common (whether held by Executive or one or more of Executive's transferees, other than the Company and the Investors) will be subject to repurchase by the Company and the Investors pursuant to the terms, conditions and procedures set forth in this SECTION 3 with respect to a repurchase in the event of a Separation. Notwithstanding anything in this SECTION 3 to the contrary, upon a Repurchase Triggering Event (even if there is also a Separation), the purchase price for each of the Co-Invest Common will be Executive's Original Cost for such units.

         (i) The provisions of this SECTION 3 shall terminate with respect to Vested Units and Co-Invest Units upon the first to occur of the consummation of a Public Offering and the

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consummation of a Sale of the Company.

         4.  PUT OPTION.

         (a) In the event of the death or Disability of Executive (for purposes of this SECTION 4, a "PUT TRIGGERING EVENT"), Executive or one or more of Executive's transferees or successors (other than the Company and the Investors) may require the Company to repurchase a portion of the Executive Securities held by Executive or Executive's transferees pursuant to the terms and conditions set forth in this SECTION 4 (the "PUT OPTION") by delivering written notice (a "PUT NOTICE") to the Company within six months after the Put Triggering Event; PROVIDED that if the Put Option is exercised, the Company shall be required to purchase (i) first, the Unvested Units and (ii) second, a pro rata portion determined by Executive, not to exceed 50%, of each of the Class B Preferred and the Common Units (other than the Unvested Units) held by the Executive and the Executive's transferees.

         (b) In the event of a Put Triggering Event, (i) the purchase price for each Unvested Unit of Carried Common will be Executive's Original Cost for such unit; (ii) the purchase price for each Vested Unit and each Unit of Co-Invest Common will be the Fair Market Value for such unit as of the date of the Put Triggering Event; and (iii) the purchase price for each Unit of Class B Preferred will be the Unreturned Capital with respect to such unit plus all Class B Unpaid Yield thereon (as such terms are defined in the Limited liability Company Agreement of the Company).

         (c) The closing of the repurchase of the Executive Securities pursuant to the Put Option shall take place on the date designated by the Company, which date shall not be more than one month nor less than five days after the delivery of the Put Notice by the Executive. The Company will pay for the Executive Securities to be purchased by it pursuant to the Put Option by first offsetting amounts outstanding under any bona fide debts owed by Executive to the Company and will pay the remainder of the purchase price by, at its option, (A) a check or wire transfer of funds, (B) issuing in exchange for such securities a number of the Company's Class A Preferred (having the rights and preferences set forth in the LLC Agreement) equal to (x) the aggregate portion of the repurchase price for such Executive Securities determined in accordance with this SECTION 4 to be paid by the issuance of Class A Preferred DIVIDED BY (y) 1,000, and for purposes of the LLC Agreement each such Class A Preferred unit shall as of its issuance be deemed to have Capital Contributions made with respect to such Class A Preferred unit equal to $1,000; PROVIDED that no more than 50% of the purchase price shall be paid by issuing the Company's Class A Preferred to Executive, or
(C) any combination of (A) and (B) as the Board may elect in its discretion.

         (e) Notwithstanding anything to the contrary contained in this Agreement, all repurchases of Executive Securities by the Company pursuant to the Put Option shall be subject to applicable restrictions contained in the Delaware Limited Liability Company Act, the Delaware General Corporation Law or such other governing corporate law, and in the Company's and its Subsidiaries' debt and equity financing agreements. If any such restrictions prohibit (i) the repurchase of Executive Securities hereunder that the Company is otherwise entitled or required to make or (ii) dividends or other transfers of funds from one or more Subsidiaries to the Company to

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enable such repurchases, then (x) the Company shall make such repurchases as soon as it is permitted to make repurchases or receive funds from Subsidiaries under such restrictions and (y) commencing on the date of the Put Notice through the closing of the repurchase of the Executive Securities interest shall accrue on such purchase price on a daily basis, at the rate of 10% per annum, compounded on the last day of each calendar quarter.

         (f) The provisions of this SECTION 4 shall terminate with respect to Vested Units and Co-Invest Units upon the first to occur of the consummation of a Public Offering and the consummation of a Sale of the Company.

         5.  RESTRICTIONS ON TRANSFER OF EXECUTIVE SECURITIES.

         (a) TRANSFER OF EXECUTIVE SECURITIES. The holders of Executive Securities shall not Transfer any interest in any units of Executive Securities, except pursuant to (i) the terms of the Pledge Agreement (ii) the provisions of
SECTION 3 hereof, (iii) the provisions of SECTION 3 of the Securityholders Agreement (a "PARTICIPATING SALE"), (iv) an Approved Sale (as defined in SECTION 6 of the Securityholders Agreement), or (v) the provisions of SECTION 5(b) below.

         (b) CERTAIN PERMITTED TRANSFERS. The restrictions in this SECTION 5 will not apply with respect to any Transfer of Executive Securities made (i) pursuant to applicable laws of descent and distribution or to such Person's legal guardian in the case of any mental incapacity or among such Person's Family Group, or (ii) of Common Units at such time as the Investors sell Common Units in a Public Sale, but in the case of this CLAUSE (ii) only an amount of units (the "TRANSFER AMOUNT") equal to the lesser of (A) the number of Vested Units owned by Executive and (B) the number of Common Units owned by Executive multiplied by a fraction (the "TRANSFER FRACTION"), the numerator of which is the number of Common Units sold by the Investors in such Public Sale and the denominator of which is the total number of Common Units held by the Investors prior to the Public Sale; PROVIDED that, if at the time of a Public Sale of units by the Investors, Executive chooses not to Transfer the Transfer Amount, Executive shall retain the right to Transfer an amount of Common Units at a future date equal to the lesser of (x) the number of Vested Units owned by Executive at such future date and (y) the number of Common Units owned by Executive at such future date multiplied by the Transfer Fraction; PROVIDED further that the restrictions contained in this SECTION 5 will continue to be applicable to the Executive Securities after any Transfer of the type referred to in CLAUSE (i) above and the transferees of such Executive Securities must agree in writing to be bound by the provisions of this Agreement. Any transferee of Executive Securities pursuant to a Transfer in accordance with the provisions of this SECTION 5(b)(i) is herein referred to as a "PERMITTED TRANSFEREE." Upon the Transfer of Executive Securities pursuant to this SECTION 5(b), the transferring holder of Executive Securities will deliver a written notice (a "TRANSFER NOTICE") to the Company. In the case of a Transfer pursuant to CLAUSE
(i) hereof, the Transfer Notice will disclose in reasonable detail the identity of the Permitted Transferee(s).

         (c) TERMINATION OF RESTRICTIONS. The restrictions set forth in this
SECTION 5 will continue with respect to each unit of Executive Securities until the earlier of (i) the date on which such unit of Executive Securities has been transferred in a Public Sale permitted by this SECTION 5, or (ii) the consummation of a Sale of the Company.

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         6.  ADDITIONAL RESTRICTIONS ON TRANSFER OF EXECUTIVE SECURITIES.

         (a) LEGEND. The certificates representing the Executive Securities will bear a legend in substantially the following form:

     "THE SECURITIES REPRESENTED BY THIS CERTIFICATE WERE ORIGINALLY ISSUED AS OF FEBRUARY 14, 2002, HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), AND MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT OR AN EXEMPTION FROM REGISTRATION THEREUNDER. THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE ALSO SUBJECT TO ADDITIONAL RESTRICTIONS ON TRANSFER, CERTAIN REPURCHASE OPTIONS AND CERTAIN OTHER AGREEMENTS SET FORTH IN A SENIOR MANAGEMENT AGREEMENT BETWEEN THE COMPANY AND AN EXECUTIVE OF THE COMPANY DATED AS OF FEBRUARY 14, 2002. A COPY OF SUCH AGREEMENT MAY BE OBTAINED BY THE HOLDER HEREOF AT THE COMPANY'S PRINCIPAL PLACE OF BUSINESS WITHOUT CHARGE."

         (b) OPINION OF COUNSEL. No holder of Executive Securities may Transfer any Executive Securities (except pursuant to an effective registration statement under the Securities Act or a transfer to a member of the Executive's Family Group) without first delivering to the Company a written notice describing in reasonable detail the proposed Transfer, together with an opinion of counsel (reasonably acceptable in form and substance to the Company) that neither registration nor qualification under the Securities Act and applicable state securities laws is required in connection with such transfer. In addition, if the holder of the Executive Securities delivers to the Company an opinion of counsel that no subsequent Transfer of such Executive Securities shall require registration under the Securities Act, the Company shall promptly upon such contemplated Transfer deliver new certificates for such Executive Securities that do not bear the Securities Act portion of the legend set forth in SECTION 6(a). If the Company is not required to deliver new certificates for such Executive Securities not bearing such legend, the holder thereof shall not Transfer the same until the prospective transferee has confirmed to the Company in writing its agreement to be bound by the conditions contained in this SECTION 6.

                        PROVISIONS RELATING TO EMPLOYMENT

          7. EMPLOYMENT. Employer agrees to employ Executive and Executive accepts such employment for the period beginning as of the date hereof and ending upon his separation pursuant to SECTION 7(c) hereof (the "EMPLOYMENT PERIOD").

         (a) POSITION AND DUTIES.

             (i) During the Employment Period, Executive shall serve as the Chief

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     Executive Officer of Employer and its Subsidiaries and shall have the normal duties, responsibilities and authority implied by such position, including, without limitation, the responsibilities associated with all aspects of the daily operations of Employer and its Subsidiaries and the identification, negotiation, completion and integration of any acquisitions made by the Company, Employer or their Subsidiaries, subject to the power of the Board to expand or limit such duties, responsibilities and authority and to override actions of the Chief Executive Officer.

             (ii) Executive shall report to the Board, and Executive shall devote his best efforts and his full business time and attention to the business and affairs of the Company, Employer and their Subsidiaries.

         (b) SALARY, BONUS AND BENEFITS. During the Employment Period, Employer will pay Executive a base salary (the "ANNUAL BASE SALARY") of $400,000 per annum, subject to any increase as determined by the Board based upon the Company's achievements of budgetary and other objectives set by the Board. For any fiscal year, Executive shall be eligible for an annual bonus of up to 50% of Executive's then applicable Annual Base Salary based upon the achievement by the Company, Employer and their Subsidiaries of budgetary and other objectives set by the Board; PROVIDED that with respect to the first year for which Executive is eligible for a bonus, such bonus shall be paid on a pro rata basis based upon that portion of the year that remained after the date of this Agreement. In addition, during the Employment Period, Executive will be entitled to such other benefits approved by the Board (including the use of an aircraft leased by the Employer by Evans Motor Sports LLC; PROVIDED that Executive or Evans Motor Sports LLC shall pay 25% of the monthly lease and other fixed costs for such aircraft and reimburse the Employer for all operating costs of the aircraft in connection with such use) and made available to the senior management of the Company, Employer and their Subsidiaries.

         (c) SEPARATION. The Employment Period will continue until (i) Executive's resignation without Good Reason, Disability or death, (ii) the Board decides to terminate Executive's employment with Cause; PROVIDED that no termination for Cause shall be treated as such until the 15th day following the date on which the Company has provided notice to the Executive of the Board's decision to terminate Executive for Cause (such notice to include reasons for the Board's decision) and within such 15-day period Executive and/or a representative designated by Executive is provided a reasonable opportunity to address the Board, (iii) the Board decides to terminate Executive's employment without Cause or (iv) the Executive terminates his employment for Good Reason. If Executive's employment is terminated without Cause pursuant to clause (iii) above or by Executive for Good Reason pursuant to clause (iv) above, during the six-month period commencing on the date of termination (the "INITIAL SEVERANCE PERIOD"), Employer shall pay to Executive each month during the Initial Severance Period an aggregate amount equal to 1/12th of his Annual Base Salary in effect as of the end of the Employment Period, payable in equal installments on the Employer's regular salary payment dates. Employer may (in its sole discretion) elect to extend the Initial Severance Period for up to three additional six-month periods (each an "ADDITIONAL SEVERANCE PERIOD") by providing Executive written notice of such extension no less than 60 days prior to the last day of the Initial Severance Period or the then effective Additional Severance Period and paying Executive during each month of any such Additional Severance Period an additional amount equal to 1/12th of his Annual Base Salary, payable in equal installments on the Employer's regular salary payment dates. (The Initial Severance Period and all applicable Additional Severance Periods are collectively referred to herein as the "SEVERANCE PERIOD"). The amounts payable pursuant to this SECTION 7(c) shall be reduced by the amount of any cash compensation Executive earns or receives with respect to any other employment during the period in which he is receiving severance. Upon request from time to time, Executive shall furnish Employer with a true and complete certificate specifying any such compensation earned or received by him while receiving any severance payments from Employer.

         8.  CONFIDENTIAL INFORMATION.

         (a) OBLIGATION TO MAINTAIN CONFIDENTIALITY. Executive acknowledges that the information, observations and data obtained by him during the course of his performance under this Agreement concerning the business and affairs of the Company, Employer and their respective Subsidiaries and Affiliates are the property of the Company, Employer or such Subsidiaries and Affiliates, including information concerning acquisition opportunities in or reasonably related to the Company's, Employer's and their respective Subsidiaries' business or industry of which Executive becomes aware during the Employment Period. Therefore, Executive agrees that he will not disclose to any unauthorized Person or use for his own account any of such information, observations or data without the Board's written consent, unless and to the extent that the aforementioned matters, (i) become generally known to and available for use by the public other than as a result of Executive's acts or omissions to act, (ii) was known to Executive prior to Executive's employment with Employer, the Company or any of their Subsidiaries and Affiliates, or (iii) is required to be disclosed pursuant to any applicable law or court order. Executive agrees to deliver to the Company at a Separation, or at any other time the Company may request in writing, all memoranda, notes, plans, records, reports and other documents (and copies thereof) relating to the business of the Company, Employer and their respective Subsidiaries and Affiliates (including, without limitation, all acquisition prospects, lists and contact information) that he may then possess or have under his control.

         (b) OWNERSHIP OF PROPERTY. Executive acknowledges that all inventions, innovations, improvements, developments, methods, processes, programs, designs, analyses, drawings, reports, and all similar or related information (whether or not patentable) that relate to the Company's, Employer's or any of their respective Subsidiaries' or Affiliates' actual or anticipated business, research and development, or existing or future products or services and that are conceived, developed, contributed to, made, or reduced to practice by Executive (either solely or jointly with others) while employed by the Company, Employer or any of their respective Subsidiaries or Affiliates (including any of the foregoing that constitutes any proprietary information or records) ("WORK PRODUCT") belong to the Company, Employer or such Subsidiary or Affiliate and Executive hereby assigns, and agrees to assign, all of the above Work Product to the Company, Employer or to such Subsidiary or Affiliate. Any copyrightable work prepared in whole or in part by Executive in the course of his work for any of the foregoing entities shall be deemed a "work made for hire" under the copyright laws, and the Company, Employer or such Subsidiary or Affiliate shall own all rights therein. To the extent that any such copyrightable work is not a "work made for hire," Executive hereby assigns and agrees to assign to the Company, Employer or such Subsidiary or Affiliate all right, title, and interest, including without limitation, copyright in and to such copyrightable work.

Executive shall promptly disclose such Work Product and copyrightable work to the Board and perform all actions reasonably requested by the Board (whether during or after the Employment Period) to establish and confirm the Company's, Employer's or such Subsidiary's or Affiliate's ownership (including, without limitation, assignments, consents, powers of attorney, and other instruments).

         (c) THIRD PARTY INFORMATION. Executive understands that the Company, Employer and their respective Subsidiaries and Affiliates will receive from third parties confidential or proprietary information ("THIRD PARTY INFORMATION") subject to a duty on the Company's, Employer's and their respective Subsidiaries' and Affiliates' part to maintain the confidentiality of such information and to use it only for certain limited purposes. During the Employment Period and thereafter, and without in any way limiting the provisions of SECTION 8(a) above, Executive will hold Third Party Information in the strictest confidence and will not disclose to anyone (other than personnel of the Company, Employer or their respective Subsidiaries or Affiliates who need to know such information in connection with their work for the Company, Employer or their respective Subsidiaries or Affiliates) or use, except in connection with his work for the Company, Employer or their respective Subsidiaries or Affiliates, Third Party Information unless expressly authorized by a member of the Board in writing.

         (d) USE OF INFORMATION OF PRIOR EMPLOYERS. During the Employment Period, Executive will not improperly use or disclose any confidential information or trade secrets, if any, of any former employers or any other Person to whom Executive has an obligation of confidentiality, and will not bring onto the premises of the Company, Employer or any of their respective Subsidiaries or Affiliates any unpublished documents or any property belonging to any former employer or any other Person to whom Executive has an obligation of confidentiality unless consented to in writing by the former employer or Person. Executive will use in the performance of his duties only information that is (i) generally known and used by Persons with training and experience comparable to Executive's and that is (x) common knowledge in the industry or
(y) is otherwise legally in the public domain, (ii) is otherwise provided or developed by the Company, Employer or any of their respective Subsidiaries or Affiliates or (iii) in the case of materials, property or information belonging to any former employer or other Person to whom Executive has an obligation of confidentiality, approved for such use in writing by such former employer or Person.

         9. NONCOMPETITION AND NONSOLICITATION. Executive acknowledges that in the course of his employment with Employer he will become familiar with the Company's, Employer's and their respective Subsidiaries' trade secrets and with other confidential information concerning the Company, Employer and such Subsidiaries and that his services will be of special, unique and extraordinary value to the Company and Employer and such Subsidiaries. Therefore, Executive agrees that:

         (a) NONCOMPETITION. During the Employment Period and (i) in the event of a termination of Executive's employment by the Board without Cause or the Executive for Good Reason, the Severance Period or (ii) in the event of a termination of Executive's employment for any other reason, for a period of two years thereafter (collectively, the "NONCOMPETE PERIOD"), he shall not, anywhere in the world, directly or indirectly own, manage, control, participate in, consult with, render services for, or in any manner engage in any business relating to the provision of inter-operability solutions, clearing and settlement services, software and network services and related services to telecommunications companies and other third parties that compete with the businesses of the Company, Employer or their respective Subsidiaries or any business in which the Company, Employer or any of their respective Subsidiaries has entertained discussions or has requested and received information relating to the acquisition of such business by the Company, Employer or their respective Subsidiaries during the six-month period immediately prior to the Separation; PROVIDED, however, that the Executive may own up to 5% of any class of an issuer's publicly traded securities.

         (b) NONSOLICITATION. During the Noncompete Period, Executive shall not directly or indirectly through another entity (i) induce or attempt to induce any employee of the Company, Employer or their respective Subsidiaries to leave the employ of the Company, Employer or such Subsidiary, or in any way interfere with the relationship between the Company, Employer and any of their respective Subsidiaries and any employee thereof, (ii) hire any person who was an employee of the Company, Employer or any of their respective Subsidiaries within 180 days prior to the time such employee was hired by Executive, (iii) induce or attempt to induce any customer, supplier, licensee or other business relation of the Company, Employer or any of their respective Subsidiaries to cease doing business with the Company, Employer or such Subsidiary or in any way interfere with the relationship between any such customer, supplier, licensee or business relation and the Company and any Subsidiary or (iv) directly or indirectly acquire or attempt to acquire an interest in any business relating to the business of the Company, Employer or any of their respective Subsidiaries and with which the Company, Employer and any of their respective Subsidiaries has, within the six-month period immediately preceding a Separation, entertained discussions or has requested and received information relating to the acquisition of such business by the Company, Employer or any of their respective Subsidiaries unless, after having such discussions or receiving such information with respect to a business relating to the business of the Company, the Company, Employer and any of their respective Subsidiaries have elected not to pursue the acquisition of an interest in such business.

         (c) ENFORCEMENT. If, at the time of enforcement of SECTION 8 or this
SECTION 9, a court holds that the restrictions stated herein are unreasonable under circumstances then existing, the parties hereto agree that the maximum duration, scope or geographical area reasonable under such circumstances shall be substituted for the stated period, scope or area and that the court shall be allowed to revise the restrictions contained herein to cover the maximum duration, scope and area permitted by law. Because Executive's services are unique and because Executive has access to confidential information, the parties hereto agree that money damages would be an inadequate remedy for any breach of this Agreement. Therefore, in the event a breach or threatened breach of this Agreement, the Company, Employer, their respective Subsidiaries or Affiliates or their successors or assigns may, in addition to other rights and remedies existing in their favor, apply to any court of competent jurisdiction for specific performance and/or injunctive or other relief in order to enforce, or prevent any violations of, the provisions hereof (without posting a bond or other security).

         (d) ADDITIONAL ACKNOWLEDGMENTS. Executive acknowledges that the provisions of this SECTION 9 are in consideration of: (i) employment with the Employer, (ii) the issuance of the Executive Securities by the Company and (iii) additional good and valuable consideration as set forth in this Agreement. In addition, Executive agrees and acknowledges that the restrictions contained in SECTION 8 and this SECTION 9 do not preclude Executive from earning a livelihood, nor do they unreasonably impose limitations on Executive's ability to earn a living. In addition, Executive acknowledges (i) that the business of the Company, Employer and their respective Subsidiaries will be international in scope and without geographical limitation, (ii) notwithstanding the state of incorporation or principal office of the Company, Employer or any of their respective Subsidiaries, or any of their respective executives or employees (including the Executive), it is expected that the Company and Employer will have business activities and have valuable business relationships within its industry throughout the world, and (iii) as part of his responsibilities, Executive will be traveling around the world in furtherance of Employer's business and its relationships. Executive agrees and acknowledges that the potential harm to the Company, Employer and their respective Subsidiaries of the non-enforcement of SECTION 8 and this SECTION 9 outweighs any potential harm to Executive of its enforcement by injunction or otherwise. Executive acknowledges that he has carefully read this Agreement and has given careful consideration to the restraints imposed upon Executive by this Agreement, and is in full accord as to their necessity for the reasonable and proper protection of confidential and proprietary information of the Company and Employer now existing or to be developed in the future. Executive expressly acknowledges and agrees that each and every restraint imposed by this Agreement is reasonable with respect to subject matter, time period and geographical area.

                               GENERAL PROVISIONS

         10. DEFINITIONS.

         "ACQUISITION AGREEMENT" means that certain Amended and Restated Agreement of Merger dated as of January 14, 2002 and effective as of December 7, 2001, as amended, among TSI Telecommunication Holdings, Inc., TSI Merger Sub, Inc. TSI Telecommunication Services Inc. and Verizon Information Services Inc.

         "AFFILIATE" means, (i) with respect to any Person, any Person that controls, is controlled by or is under common control with such Person or an Affiliate of such Person, and (ii) with respect to any Investor, any general or limited partner of such Investor, any employee or owner of any such partner, or any other Person controlling, controlled by or under common control with such Investor.

         "BOARD" means the Board of Managers of the Company.

         "CAUSE" means (i) the commission of a felony or a crime involving moral turpitude or the commission of any other act or omission involving dishonesty or fraud with respect to the Company, Employer or any of their respective Subsidiaries or any of their customers or suppliers, (ii) conduct tending to bring the Company, Employer or any of their respective Subsidiaries into substantial public disgrace or disrepute, (iii) substantial and repeated failure to perform duties of the office held by Executive as reasonably directed by the Board, (iv) gross negligence or willful misconduct with respect to the Company, Employer or any of their respective Subsidiaries or (v) any material breach of SECTIONS 1(i), 7(a)(ii), 8 or 9 of this Agreement.

         "CLASS A PREFERRED" means the Class A Preferred Units as defined in the LLC Agreement.

         "DISABILITY" means the disability of Executive caused by any physical or mental injury, illness or incapacity as a result of which Executive is unable to effectively perform the essential functions of Executive's duties as determined by the Board in good faith.

         "EXECUTIVE NOTE" means that certain Promissory Note dated as of the date hereof made by Executive to the order of GTCR Fund VII in the aggregate principal amount of $1,000,195.

         "EXECUTIVE SECURITIES" will continue to be Executive Securities in the hands of any holder other than Executive (except for the Company and the Investors and except for transferees in a Public Sale), and except as otherwise provided herein, each such other holder of Executive Securities will succeed to all rights and obligations attributable to Executive as a holder of Executive Securities hereunder. Executive Securities will also include equity of the Company (or a corporate successor to the Company) issued with respect to Executive Securities (i) by way of a unit split, unit dividend, conversion, or other recapitalization or (ii) by way of reorganization or recapitalization of the Company in connection with the incorporation of a corporate successor prior to a Public Offering. Notwithstanding the foregoing, all Unvested Units shall remain Unvested Units after any Transfer thereof.

         "FAIR MARKET VALUE" of each unit of Executive Securities means the average of the closing prices of the sales of such Executive Securities on all securities exchanges on which such Executive Securities may at the time be listed, or, if there have been no sales on any such exchange on any day, the average of the highest bid and lowest asked prices on all such exchanges at the end of such day, or, if on any day such Executive Securities is not so listed, the average of the representative bid and asked prices quoted in the NASDAQ System as of 4:00 P.M., New York time, or, if on any day such Executive Securities is not quoted in the NASDAQ System, the average of the highest bid and lowest asked prices on such day in the domestic over-the-counter market as reported by the National Quotation Bureau Incorporated, or any similar successor organization, in each such case averaged over a period of 21 days consisting of the day as of which the Fair Market Value is being determined and the 20 consecutive business days prior to such day. If at any time such Executive Securities is not listed on any securities exchange or quoted in the NASDAQ System or the over-the-counter market, the Fair Market Value will be the fair value of such Executive Securities as determined in good faith by the Board. If Executive reasonably disagrees with such determination, Executive shall deliver to the Board a written notice of objection within ten days after delivery of a Repurchase Notice (or if no Repurchase Notice is delivered, then within ten days after delivery of the Supplemental Repurchase Notice) or the Put Notice, as applicable. Upon receipt of Executive's written notice of objection, the Board and Executive will negotiate in good faith to agree on such Fair Market Value. If such agreement is not reached within 30 days after the delivery of the Repurchase Notice (or if no Repurchase Notice is delivered, then within 30 days after the delivery of the Supplemental Repurchase Notice) or the Put Notice, as applicable, Fair Market Value shall be determined by an appraiser jointly selected by the Board and Executive, which appraiser shall submit to the Board and Executive a report within 30 days of its engagement setting forth such determination. If the parties are unable to agree on an appraiser within 45 days after delivery of the Repurchase Notice, the Supplemental Repurchase Notice or the Put Notice, as applicable, within seven days, each party shall submit the names of four nationally recognized firms that are engaged in the business of valuing non-public securities, and each party shall be entitled to strike two names from the other party's list of firms, and the appraiser shall be selected by lot from the remaining four firms. The expenses of such appraiser shall be borne by Executive unless the appraiser's valuation is more than 10% greater than the amount determined by the Board, in which case, the expenses of the appraiser shall be borne by the Company. The determination of such appraiser as to Fair Market Value shall be final and binding upon all parties.

         "FAMILY GROUP" means, with respect to a Person who is an individual, such Person's spouse and descendants (whether natural or adopted), and any trust, family limited partnership, limited liability company or other entity wholly owned, directly or indirectly, by such Person or such Person's spouse and/or descendants that is and remains solely for the benefit of such Person and/or such Person's spouse and/or descendants and any retirement plan for such Person.

         "GAAP" means United States generally accepted accounting principles as in effect from time to time.

         "GOOD REASON" means, without the Executive's consent, (i) the relocation of Executive's principal office to a location that is more than 30 miles away from Oklahoma City, Oklahoma (it being understood that Executive shall be required to travel to Employer's corporate headquarters and other locations to the extent necessary to meet the needs of Employer and its business); (ii) the removal of Executive's title as chief executive officer;
(iii) Executive is assigned duties which, in the aggregate, represent a material reduction of his responsibilities as described by SECTION 7(a) hereof; (iv) Employer reduces the Annual Base Salary as in effect on the date hereof or as the same may be increased from time to time; or (v) any material reduction, in the aggregate, of the benefits provided to Executive pursuant to SECTION 7(b), other than in connection with a reduction in benefits generally applicable to senior executives of the Employer.

         "LLC AGREEMENT" means the Limited Liability Company Agreement of the Company, as amended from time to time pursuant to its terms.

         "ORIGINAL COST" means, with respect to each Common Unit purchased hereunder, $0.0333 (as proportionately adjusted for all subsequent unit splits, unit dividends and other recapitalizations).

         "PERSON" means an individual, a partnership, a limited liability company, a corporation, an association, a joint stock company, a trust, a joint venture, an unincorporated organization, investment fund, any other business entity and a governmental entity or any department, agency or political subdivision thereof.

         "PLEDGE AGREEMENT" means that certain Pledge Agreement dated as of the date hereof between the Executive and GTCR Fund VII as the same may be amended or modified from time to time.

         "PUBLIC OFFERING" means the sale in an underwritten public offering registered under the Securities Act of equity securities of the Company or a corporate successor to the Company.

         "PUBLIC SALE" means (i) any sale pursuant to a registered public offering under the Securities Act or (ii) any sale to the public pursuant to Rule 144 promulgated under the Securities Act effected through a broker, dealer or market maker (other than pursuant to Rule 144(k) prior to a Public Offering).

         "QUARTER DATE" means February, May, August and November of each year beginning on May, 2002 and ending on February, 2007.

         "SALE OF THE COMPANY" means any transaction or series of transactions pursuant to which any Person or group of related Persons other than the Investors or their Affiliates in the aggregate acquire(s) (i) equity securities of the Company possessing the voting power (other than voting rights accruing only in the event of a default, breach or event of noncompliance) to elect a majority of the Company's board of managers (whether by merger, consolidation, reorganization, combination, sale or transfer of the Company's equity, securityholder or voting agreement, proxy, power of attorney or otherwise) or
(ii) all or substantially all of the Company's assets determined on a consolidated basis; PROVIDED that a Public Offering shall not constitute a Sale of the Company.

         "SECURITIES ACT" means the Securities Act of 1933, as amended from time to time.

         "SECURITYHOLDERS AGREEMENT" means the Securityholders Agreement of even date herewith among the Company and certain of its securityholders, as amended from time to time pursuant to its terms.

         "SUBSIDIARY" means, with respect to any Person, any corporation, limited liability company, partnership, association, or business entity of which
(i) if a corporation, a majority of the total voting power of shares of stock entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers, or trustees thereof is at the time owned or controlled, directly or indirectly, by that Person or one or more of the other Subsidiaries of that Person or a combination thereof, or (ii) if a limited liability company, partnership, association, or other business entity (other than a corporation), a majority of partnership or other similar ownership interest thereof is at the time owned or controlled, directly or indirectly, by that Person or one or more Subsidiaries of that Person or a combination thereof. For purposes hereof, a Person or Persons shall be deemed to have a majority ownership interest in a limited liability company, partnership, association, or other business entity (other than a corporation) if such Person or Persons shall be allocated a majority of limited liability company, partnership, association, or other business entity gains or losses or shall be or control any managing director or general partner of such limited liability company, partnership, association, or other business entity. For purposes hereof, references to a "SUBSIDIARY" of any Person shall be given effect only at such times that such Person has one or more Subsidiaries, and, unless otherwise indicated, the term "SUBSIDIARY" refers to a Subsidiary of the Company.

         "TRANSFER" means to sell, transfer, assign, pledge or otherwise dispose of (whether with or without consideration and whether voluntarily or involuntarily or by operation of law).

         11. NOTICES. Any notice provided for in this Agreement must be in writing and must be either personally delivered, mailed by first class mail (postage prepaid and return receipt requested) or sent by reputable overnight courier service (charges prepaid) to the recipient at the address below indicated:


                   IF TO EMPLOYER:

                           TSI Merger Sub, Inc.
                           201 North Franklin Street
                           Tampa, Florida 33602
                           Attention: Robert Garcia, Jr.
                           Telephone: (813) 273-3000
                           Facsimile: (813) 273-4953

                           WITH COPIES TO:

                           GTCR Fund VII, L.P.
                           GTCR Fund VII/A, L.P.
                           GTCR Co-Invest, L.P.
                           c/o GTCR Golder Rauner, L.L.C.
                           6100 Sears Tower
                           Chicago, Illinois 60606-6402
                           Attention: David A. Donnini
                                       Collin E. Roche
                           Telephone: (312) 382-2200
                           Facsimile: (312) 382-2201

                           AND

                           Kirkland & Ellis
                           200 East Randolph Drive
                           Chicago, Illinois 60601
                           Attention:  Stephen L. Ritchie
                           Telephone: (312) 861-2210
                           Facsimile: (312) 861-2200

                   IF TO THE COMPANY:

                           TSI Telecommunication Holdings, LLC
                           201 North Franklin Street
                           Tampa, Florida 33602

                           Attention: Robert Garcia, Jr.
                           Telephone: (813) 273-3000
                           Facsimile: (813) 273-4953

                           WITH COPIES TO:

                           GTCR Fund VII, L.P.
                           GTCR Fund VII/A, L.P.
                           GTCR Co-Invest, L.P.
                           c/o GTCR Golder Rauner, L.L.C.
                           6100 Sears Tower
                           Chicago, Illinois 60606-6402
                           Attention: David A. Donnini
                                      Collin E. Roche
                           Telephone: (312) 382-2200
                           Facsimile: (312) 382-2201

                           AND

                           Kirkland & Ellis
                           200 East Randolph Drive
                           Chicago, Illinois 60601
                           Attention: Stephen L. Ritchie
                           Telephone: (312) 861-2210
                           Facsimile: (312) 861-2200

                   IF TO EXECUTIVE:

                           G. Edward Evans
                           5048 Latrobe Drive
                           Windermere, Florida 34786
                           Telephone: (405) 607-0301
                           Facsimile: (405) 607-0304

                           WITH A COPY TO

                           Crowe & Dunlevy
                           1800 Mid-America Tower
                           20 North Broadway
                           Oklahoma City, OK 73102
                           Attention: Michael M. Stewart
                           Telephone: (405) 235-7747
                           Facsimile: (405) 272-5323

                   IF TO THE INVESTORS:

                           GTCR Fund VII, L.P.
                           GTCR Fund VII/A, L.P.
                           GTCR Co-Invest, L.P.
                           c/o GTCR Golder Rauner, L.L.C.
                           6100 Sears Tower
                           Chicago, Illinois 60606-6402
                           Attention: David A. Donnini
                                      Collin E. Roche
                           Telephone: (312) 382-2200
                           Facsimile: (312) 382-2201

                           WITH A COPY TO:

                           Kirkland & Ellis
                           200 East Randolph Drive
                           Chicago, Illinois 60601
                           Attention: Stephen L. Ritchie
                           Telephone: (312) 861-2210
                           Facsimile: (312) 861-2200

or such other address or to the attention of such other person as the recipient party shall have specified by prior written notice to the sending party. Any notice under this Agreement will be deemed to have been given when so delivered or sent or, if mailed, five days after deposit in the U.S. mail.

         12. GENERAL PROVISIONS.

         (a) TRANSFERS IN VIOLATION OF AGREEMENT. Any Transfer or attempted Transfer of any Executive Securities in violation of any provision of this Agreement or the Pledge Agreement shall be void, and the Company shall not record such Transfer on its books or treat any purported transferee of such Executive Securities as the owner of such equity for any purpose.

         (b) SEVERABILITY. Whenever possible, each provision of this Agreement will be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be invalid, illegal or unenforceable in any respect under any applicable law or rule in any jurisdiction, such invalidity, illegality or unenforceability will not affect any other provision or any other jurisdiction, but this Agreement will be reformed, construed and enforced in such jurisdiction as if such invalid, illegal or unenforceable provision had never been contained herein.

         (c) COMPLETE AGREEMENT. This Agreement, those documents expressly referred to herein and other documents of even date herewith embody the complete agreement and understanding among the parties and supersede and preempt any prior understandings, agreements or representations by or among the parties, written or oral, that may have related to the subject matter hereof in any way.

         (d) COUNTERPARTS. This Agreement may be executed in separate counterparts (including by means of facsimile), each of which is deemed to be an original and all of which taken together constitute one and the same agreement.

         (e) SUCCESSORS AND ASSIGNS. Except as otherwise provided herein, this Agreement shall bind and inure to the benefit of and be enforceable by Executive, the Company, the Employer, the Investors and their respective successors and assigns (including subsequent holders of Executive Securities); PROVIDED that the rights and obligations of Executive under this Agreement shall not be assignable except in connection with a permitted transfer of Executive Securities hereunder. By virtue of the Merger (as defined in the Acquisition Agreement) TSI Telecommunication Services Inc. ("TSI") will become the successor to all of the rights, interests, duties and obligations of TSI Merger Sub, Inc., including, without limitation, those arising under this Agreement, and after the Merger, TSI shall be deemed to be a party to this Agreement and all references in this Agreement to "Employer" shall be deemed to be references to TSI.

         (f) CHOICE OF LAW. The limited liability company law of the State of Delaware will govern all questions concerning the relative rights of the Company and its securityholders. All other questions concerning the construction, validity and interpretation of this Agreement and the exhibits hereto will be governed by and construed in accordance with the internal laws of the State of Delaware, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of Delaware or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Delaware.

         (g) REMEDIES. Each of the parties to this Agreement (including the Investors as third-party beneficiaries) will be entitled to enforce its rights under this Agreement specifically, to recover damages and costs (including attorney's fees) caused by any breach of any provision of this Agreement and to exercise all other rights existing in its favor. The parties hereto agree and acknowledge that money damages may not be an adequate remedy for any breach of the provisions of this Agreement and that any party may in its sole discretion apply to any court of law or equity of competent jurisdiction (without posting any bond or deposit) for specific performance and/or other injunctive relief in order to enforce or prevent any violations of the provisions of this Agreement.

         (h) AMENDMENT AND WAIVER. The provisions of this Agreement may be amended and waived only with the prior written consent of the Company, Employer, Executive and the Majority Holders (as defined in the Purchase Agreement).

         (i) INSURANCE. The Company or Employer, at its discretion, may apply for and procure in its own name and for its own benefit life and/or disability insurance on Executive in any amount or amounts considered available. Executive agrees to cooperate in any medical or other examination, supply any information, and to execute and deliver any applications or other instruments in writing as may be reasonably necessary to obtain and constitute such insurance.

Executive hereby represents that he has no reason to believe that his life is not insurable at rates now prevailing for healthy men of his age.

         (j) BUSINESS DAYS. If any time period for giving notice or taking action hereunder expires on a day which is a Saturday, Sunday or holiday in the state in which the Company's chief executive office is located, the time period shall be automatically extended to the business day immediately following such Saturday, Sunday or holiday.

         (k) INDEMNIFICATION AND REIMBURSEMENT OF PAYMENTS ON BEHALF OF EXECUTIVE. The Company, Employer and their respective Subsidiaries shall be entitled to deduct or withhold from any amounts owing from the Company or any of its Subsidiaries to Executive any federal, state, local or foreign withholding taxes, excise taxes, or employment taxes ("TAXES") imposed with respect to Executive's compensation or other payments from the Company or any of its Subsidiaries or Executive's ownership interest in the Company, including, without limitation, wages, bonuses, dividends, the receipt or exercise of equity options and/or the receipt or vesting of restricted equity. In the event the Company or its Subsidiaries does not make such deductions or withholdings, Executive shall indemnify the Company and its Subsidiaries for any amounts paid with respect to any such Taxes, together with any interest, penalties and related expenses thereto.

         (l) REASONABLE EXPENSES. The Company agrees to pay the reasonable fees and expenses of Executive's counsel arising in connection with the negotiation and execution of this Agreement and the consummation of the transactions contemplated by this Agreement.

         (m) TERMINATION. This Agreement (except for the provisions of SECTIONS 7(a) and (b)) shall survive a Separation and shall remain in full force and effect after such Separation.

         (n) ADJUSTMENTS OF NUMBERS. All numbers set forth herein that refer to unit prices or amounts will be appropriately adjusted to reflect unit splits, unit dividends, combinations of units and other recapitalizations affecting the subject class of equity.

         (o) DEEMED TRANSFER OF EXECUTIVE SECURITIES. If the Company (and/or the Investors and/or any other Person acquiring securities) shall make available, at the time and place and in the amount and form provided in this Agreement, the consideration for the Executive Securities to be repurchased in accordance with the provisions of this Agreement, then from and after such time, the Person from whom such units are to be repurchased shall no longer have any rights as a holder of such units (other than the right to receive payment of such consideration in accordance with this Agreement), and such units shall be deemed purchased in accordance with the applicable provisions hereof and the Company (and/or the Investors and/or any other Person acquiring securities) shall be deemed the owner and holder of such units, whether or not the certificates therefor have been delivered as required by this Agreement.

         (p) NO PLEDGE OR SECURITY INTEREST. The purpose of the Company's retention of Executive's certificates and executed security powers is solely to facilitate the repurchase provisions set forth in SECTION 3 herein and SECTION 6 of the Securityholders Agreement and does not constitute a pledge by Executive of, or the granting of a security interest in, the underlying equity; PROVIDED that

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the Company acknowledges that until GTCR Fund VII releases the security interest granted to it in the Executive Securities by Executive pursuant to the terms of the Pledge Agreement the Company shall hold such certificates on behalf of GTCR Fund VII subject to and in accordance with the terms of the Pledge Agreement.

         (q) RIGHTS GRANTED TO GTCR FUND VII AND ITS AFFILIATES. Any rights granted to GTCR Fund VII, GTCR Fund VII/A, GTCR Co-Invest and their Affiliates hereunder may also be exercised (in whole or in part) by their respective designees (which designees may be Affiliates of GTCR Fund VII, GTCR Fund VII/A and/or GTCR Co-Invest).

                                    * * * * *

         IN WITNESS WHEREOF, the parties hereto have executed this Senior Management Agreement on the date first written above.

                                           TSI TELECOMMUNICATION HOLDINGS, LLC

                                           By: /s/ David A. Donnini
                                           Its: Vice President

                                           TSI MERGER SUB, INC.

                                           By: /s/ David A. Donnini
                                           Its: President

                                           /s/ G. Edward Evans
                                           G. Edward Evans

Agreed and Accepted:

GTCR FUND VII, L.P.

By:  GTCR Partners VII, L.P.
Its: General Partner

By:  GTCR Golder Rauner, L.L.C.
Its: General Partner

By:  /s/ David A. Donnini
Name: David A. Donnini
Its:  Principal

GTCR FUND VII/A, L.P.

By:  GTCR Partners VII, L.P.
Its: General Partner

By:  GTCR Golder Rauner, L.L.C.
Its: General Partner

By:  /s/ David A. Donnini
Name: David A. Donnini
Its:  Principal


GTCR CO-INVEST, L.P.

By:  GTCR Golder Rauner, L.L.C.
Its: General Partner

By:   /s/ David A. Donnini
Name: David A. Donnini
Its:  Principal